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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 4, 2004
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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
               Delaware                                 0-15291                              36-3312434
    (State or other jurisdiction of              (Commission File No.)            (IRS Employer Identification No.)
            incorporation)

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                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

         On October 4, 2004, Arlington Hospitality, Inc., a Delaware corporation
(the "Company" or "Arlington") entered into a Third Amendment to Amended and Restated Master Lease Agreement (the "Third Amendment") with PMC Commercial
Trust ("PMC") (AMEX: PCC), the landlord of 20 AmeriHost Inn hotels operated by the Company. The Third Amendment is described in the press release attached hereto as Exhibit 99.1 which is hereby incorporated by reference pursuant to Instruction F to Form 8-K. The Third Amendment is also attached hereto as
Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

         Concurrently with the execution of the Third Amendment, the Company executed a Proceeds Deficits Loan Agreement with PMC and a Deficit Note in favor of PMC each of which is described in the press release attached hereto as
Exhibit 99.1 which is incorporated by reference pursuant to Instruction F to Form 8-K. The Proceeds Deficits Loan Agreement and the Deficit Note are also attached hereto as Exhibits 10.2 and 10.3, respectively.

Item 8.01 Other Events.

         On October 7, 2004, the Company issued a press release announcing it entered into the Third Amendment with PMC. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Third Amendment to Amended and Restated Master Lease Agreement, by and among PMC Commercial Trust and its subsidiaries, PMCT Sycamore, L.P., PMCT
Macomb, L.P., PMCT Marysville, L.P. and PMCT Plainfield, L.P. Arlington Inns,
Inc. (formerly Amerihost Inns, Inc.) and Arlington Hospitality, Inc.

10.2 Proceeds Deficits Loan Agreement, by and among PMC Commercial Trust and its subsidiaries, PMCT Sycamore, L.P., PMCT Macomb, L.P., PMCT Marysville, L.P. and
PMCT Plainfield, L.P. and Arlington Hospitality, Inc.

10.3 Deficit Note made by Arlington Hospitality, Inc. in favor of PMC Commercial
Trust and its subsidiaries, PMCT Sycamore, L.P., PMCT Macomb, L.P., PMCT
Marysville, L.P. and PMCT Plainfield, L.P.

99.1 Press Release of Arlington Hospitality, Inc., dated October 7, 2004,
Announcing Third Amendment to Master Lease Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  October 7, 2004

                                        Arlington Hospitality, Inc.
                                        (Registrant)

                                        By:  /s/ Jerry H. Herman
                                           -----------------------------------
                                             Jerry H. Herman
                                             Chief Executive Officer

                                        By:  /s/ James B. Dale
                                           -----------------------------------
                                             James B. Dale
                                             Senior Vice President and
                                             Chief Financial Officer



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